UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Statement

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K that RE/MAX Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2023 (the “Initial 8-K”). This Amendment is solely for the purpose of providing additional information about the Settlement Agreement (as defined below) that was signed after the Initial 8-K was filed.

Item 7.01 Regulation FD Disclosure.*

Settlement of Litigation

As previously disclosed in the Initial 8-K, RE/MAX, LLC (“RE/MAX”), a subsidiary of the Company, entered into a Settlement Term Sheet on September 15, 2023 (the “Term Sheet”) to resolve the pending litigation in class action lawsuits brought (i) by Scott and Rhonda Burnett et al. (United States District Court for the Western District of Missouri Case No. 4:19-cv-00332-SRB) and (ii) by Christopher Moehrl et al. (United States District Court for the Northern District of Illinois Case No. 1:19-cv-01610-ARW) (these two lawsuits are referred to collectively as the “Lawsuits”).

On October 5, 2023, RE/MAX and the plaintiffs in the Lawsuits entered into a definitive settlement agreement (the “Settlement Agreement”) containing substantially the same material terms and conditions as provided in the Term Sheet.

As previously disclosed in the Initial 8-K, the terms of the settlement resolve all claims in the Lawsuits and similar claims on a nationwide basis against RE/MAX (collectively, the “Claims”) and release RE/MAX and the Company, their subsidiaries and affiliates, and RE/MAX sub-franchisors, franchisees, and their sales associates in the United States from the Claims.

As set forth in the Settlement Agreement, RE/MAX has agreed to make certain changes to its business practices. The Company does not expect these changes to have a material impact on its results of operations and cash flows.

The proposed Settlement Agreement remains subject to preliminary and final court approval and will be effective following any appeals process, if applicable.

On October 6, 2023, RE/MAX provided supplemental information regarding the Settlement Agreement, in a communication to the RE/MAX network of franchisees and sales associates in the United States. A copy of the communication, which includes additional information regarding the scope of the changes to RE/MAX’s business practices contemplated by the Settlement Agreement, is furnished herewith as Exhibit 99.1.

The Settlement Agreement and any actions taken to carry out the Settlement Agreement are not an admission or concession of liability, or of the validity of any claim, defense, or point of fact or law on the part of any party. RE/MAX continues to deny the material allegations of the complaints in the Lawsuits.

The descriptions of the Settlement Agreement and the transactions contemplated thereby contained in this Current Report on Form 8-K and in the communication to the RE/MAX network do not purport to be complete and are qualified in their entirety by reference to the Settlement Agreement, which is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.*

Exhibit No.	Description
99.1	Information regarding Settlement Agreement provided to RE/MAX network on October 6, 2023
99.2	Settlement Agreement, dated October 5, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

* The information contained in Items 7.01 and 9.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Amendment, including its exhibits, together with the Initial 8-K, includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Lawsuits, the Term Sheet, and the Settlement Agreement, including preliminary and final court approval of the Settlement Agreement, the amount and timing of payments pursuant to the Settlement Agreement; the expected $55.0 million pre-tax charge RE/MAX expects to pay under the Settlement Agreement and the impact of such charge on the Company’s results of operations and cash flows; changes to the business practices of RE/MAX and the impact that such changes may have on the business or results of operations or cash flows of RE/MAX or the Company; and the Company’s third quarter and full year 2023 guidance with respect to agent count, revenue, and Adjusted EBITDA, including any assumptions regarding currency movements, acquisitions, or divestitures. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) changes in the real estate market or interest rates and availability of financing, (2) changes in business and economic activity in general, (3) the Company’s ability to attract and retain quality franchisees, (4) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company’s ability to enhance, market, and protect its brands, including the RE/MAX and Motto Mortgage brands, (7) the Company’s ability to implement its technology initiatives, (8) risks related to the Company’s CEO transition, (9) fluctuations in foreign currency exchange rates, (10) the ability of the parties to obtain preliminary and final court approval of the proposed Settlement Agreement, (11) the nature and amount of the exclusion of charges in future periods when determining Adjusted EBITDA is subject to uncertainty and may not be similar to such charges in prior periods, and (12) those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remaxholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: October 6, 2023	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer